                                                                    EXHIBIT 99.1


                            Mindtronics Corporation
                   Index to Consolidated Financial Statements

                                                                          Page
Consolidated Financial Statements of Mindtronics Corporation

Report of Certified Independent Public Accountants...................     F-2

Consolidated Balance Sheets as of December 31, 2000 (Unaudited), and
 September 30, 2000 and 1999.........................................     F-3

Consolidated Statements of Operations for the Three-Month Periods
 Ended December 31, 2000 (Unaudited) and 1999 (Unaudited), and for
 the Years Ended September 30, 2000 and 1999, and for the Period May
 20, 1998 (inception) through September 30, 2000.....................     F-4

Consolidated Statements of Shareholders' Equity (Deficit) for the
 Three-Month Period Ended December 31, 2000 (Unaudited), and for the
 Years Ended September 30, 2000 and 1999, and for the Period May 20,
 1998 (inception) through September 30, 2000.........................     F-5

Consolidated Statements of Cash Flows for the Three-Month Periods
 Ended December 31, 2000 (Unaudited) and 1999 (Unaudited), and for
 the Years Ended September 30, 2000 and 1999, and for the Period May
 20, 1998 (inception) through September 30, 2000.....................     F-6

Notes to Consolidated Financial Statements...........................     F-7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors
Mindtronics Corporation and Subsidiaries

   We have audited the accompanying consolidated balance sheets of Mindtronics Corporation and Subsidiaries (the "Company") (a development stage company) as of September 30, 2000 and 1999, and the related consolidated statements of operations, shareholders' equity (deficit) and cash flows for the years then ended and for the period from May 20, 1998 (inception) to September 30, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Mindtronics Corporation and Subsidiaries as of September 30, 2000 and 1999, and the consolidated results of their operations and their cash flows for the years then ended and for the period from May 20, 1998 (inception) to September 30, 2000, in conformity with generally accepted accounting principles.

   The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 2 to the consolidated financial statements, the Company has a working capital deficit, had minimal capitalization, has had no revenues, has incurred substantial losses and expects to incur additional losses. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          /s/ BDO SEIDMAN, LLP

Costa Mesa, California
December 24, 2000, except for
 Note 9 as to which the note is
 January 12, 2001

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)

                          CONSOLIDATED BALANCE SHEETS

                                                     December 31, September 30,
                                                         2000         2000
                                                     ------------ -------------
                                                     (Unaudited)
                       ASSETS
                       ------
Current assets:
  Cash..............................................  $  45,143     $   6,189
  Prepaid expenses..................................      4,059         4,304
  Deposits..........................................     41,287         4,704
  Note receivable (Note 3)..........................      5,858         5,500
                                                      ---------     ---------
Total current assets................................     96,347        20,697
Property and equipment, net (Note 4)................    151,016        77,648
                                                      ---------     ---------
                                                      $ 247,363     $  98,345
                                                      =========     =========

   LIABILITIES AND SHAREHOLDERS' EQUITY (Deficit)
   ----------------------------------------------
Current liabilities:
  Accounts payable..................................  $  95,184     $  22,466
  Accrued expenses..................................     33,761        11,852
  Notes payable to related parties (Note 7).........     28,808        32,054
  Notes payable to Ubrandit.com (Note 9)............    309,507           --
                                                      ---------     ---------
Total current liabilities...........................    467,260        66,372
                                                      ---------     ---------

Commitments and contingencies (Note 8)

Shareholders' equity (deficit) (Note 5):
  Common stock, $0.001 par value. Authorized
   100,000,000 shares; issued and outstanding
   10,122,860 (December 2000) and 10,116,860
   (September 2000).................................     10,123        10,117
  Additional paid in capital........................    514,197       484,203
  Deficit accumulated during development stage......   (744,217)     (462,347)
                                                      ---------     ---------
Total shareholders' equity (deficit)................   (219,897)       31,973
                                                      ---------     ---------
                                                      $ 247,363     $  98,345
                                                      =========     =========

           See report of independent certified public accountants and accompanying notes to consolidated financial statements.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Period from                                Period from
                          Three month  Three month   May 20, 1998                               May 20, 1998
                          period ended period ended (inception) to  Year ended    Year ended   (inception) to
                          December 31, December 31,  December 31,  September 30, September 30, September 30,
                              2000         1999          2000          2000          1999           2000
                          ------------ ------------ -------------- ------------- ------------- --------------
                          (Unaudited)  (Unaudited)   (Unaudited)
Revenue.................   $      --    $      --     $     --      $      --     $      --      $     --
Cost of sales...........          --           --           --             --            --            --
                           ----------   ----------    ---------     ----------    ----------     ---------
Gross profit............          --           --           --             --            --            --
Operating expenses:
 Sales, general and
  administrative........      210,654       18,590      552,731        334,577         7,500       342,077
 Research and
  development...........       62,188       19,102      172,611        110,423           --        110,423
 Depreciation and
  amortization..........        7,371           40       12,396          5,025           --          5,025
                           ----------   ----------    ---------     ----------    ----------     ---------
Loss from operations....     (280,213)     (37,732)    (737,738)      (450,025)       (7,500)     (457,525)
Other income (expenses):
 Interest expense.......       (1,220)        (242)      (7,109)        (4,939)         (950)       (5,889)
 Other..................         (437)         --           630          1,067           --          1,067
                           ----------   ----------    ---------     ----------    ----------     ---------
Loss before income
 taxes..................     (281,870)     (37,974)    (744,217)      (453,897)       (8,450)     (462,347)
Income taxes (Note 6)...          --           --           --             --            --            --
                           ----------   ----------    ---------     ----------    ----------     ---------
Net loss................   $ (281,870)  $  (37,974)   $(744,217)    $ (453,897)   $   (8,450)    $(462,347)
                           ==========   ==========    =========     ==========    ==========     =========
Per share information:
 Weighted average shares
  outstanding--
  basic and diluted.....   10,116,860   10,024,680    9,946,678     10,051,146    10,020,000     9,927,280
                           ==========   ==========    =========     ==========    ==========     =========
Net loss per common
 share--
  basic and diluted.....   $    (0.03)  $    (0.00)       (0.07)    $    (0.05)   $    (0.00)        (0.05)
                           ==========   ==========    =========     ==========    ==========     =========

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

           CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                                                                        Deficit
                                                                      Accumulated     Total
                             Common Stock                  Additional During the  Shareholders'
                          ------------------ Subscriptions  Paid in   Development    Equity
                            Shares   Amount   Receivable    Capital      Stage      (Deficit)
                          ---------- ------- ------------- ---------- ----------- -------------
Issuance of founders
 stock..................  10,020,000 $10,020   $(10,020)    $    --    $     --     $     --
                          ---------- -------   --------     --------   ---------    ---------
Balance at September 30,
 1998...................  10,020,000  10,020    (10,020)         --          --           --
Collection of
 subscriptions
 receivable.............         --      --      10,020          --          --        10,020
Net loss................         --      --         --           --       (8,450)      (8,450)
                          ---------- -------   --------     --------   ---------    ---------
Balance at September 30,
 1999...................  10,020,000  10,020        --           --       (8,450)       1,570
Stock issued in
 connection with private
 placement (Note 5).....      92,560      93        --       462,707         --       462,800
Stock issued for
 services (Note 5)......       4,300       4        --        21,496         --        21,500
Net loss................         --      --         --           --     (453,897)    (453,897)
                          ---------- -------   --------     --------   ---------    ---------
Balance at September 30,
 2000...................  10,116,860  10,117        --       484,203    (462,347)      31,973
Stock issued in
 connection with private
 placement (Note 9)
 (unaudited)............       6,000       6        --        29,994         --        30,000
Net loss (unaudited)....         --      --         --           --     (281,870)    (281,870)
                          ---------- -------   --------     --------   ---------    ---------
Balance at December 31,
 2000...................  10,122,860 $10,123   $    --      $514,197   $(744,217)   $(219,897)
                          ========== =======   ========     ========   =========    =========

           See report of independent certified public accountants and accompanying notes to consolidated financial statements.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Period from                               Period from
                                                    May 20, 1998                             May 20, 1998
                          Three month  Three month  (inception)                               (inception)
                          period ended period ended      to       Year ended    Year ended        to
                          December 31, December 31, December 31, September 30, September 30, September 30,
                              2000         1999         2000         2000          1999          2000
                          ------------ ------------ ------------ ------------- ------------- -------------
                          (Unaudited)  (Unaudited)  (Unaudited)
Cash flows from
 operating activities:
Net loss................   $(281,870)    $(37,974)   $(744,217)    $(453,897)     $(8,450)     $(462,347)
Adjustments to reconcile
 net loss to net cash
 used in operating
 activities:
  Depreciation and
   amortization.........       7,371          --        12,396         5,025          --           5,025
  Stock issued for
   services.............         --           --        21,500        21,500          --          21,500
  Changes in operating
   assets and
   liabilities:
    Prepaid expenses....         245          --        (4,059)       (4,304)         --          (4,304)
    Deposits............     (36,583)      (4,400)     (41,287)       (4,704)         --          (4,704)
    Accounts payable....      72,719          --        95,185        22,466          --          22,466
    Accrued expenses....      21,909          --        33,761        11,852          --          11,852
                           ---------     --------    ---------     ---------      -------      ---------
Net cash used in
 operating activities...    (216,209)     (42,374)    (626,721)     (402,062)      (8,450)      (410,512)
                           ---------     --------    ---------     ---------      -------      ---------
Cash flows from
 investing activities:
  Purchases of fixed
   assets...............     (80,740)     (12,934)    (163,413)      (82,673)         --         (82,673)
  Note receivable
   advance..............        (358)         --        (5,858)       (5,500)         --          (5,500)
                           ---------     --------    ---------     ---------      -------      ---------
Net cash used in
 investing activities...     (81,098)     (12,934)    (169,271)      (88,173)         --         (88,173)
                           ---------     --------    ---------     ---------      -------      ---------

Cash flows from
 financing activities:
  Proceeds from issuance
   of common stock......      30,000       50,000      502,820       462,800       10,020        472,820
  Net proceeds from
   related party debt...     306,261       11,448      338,315        32,054          --          32,054
                           ---------     --------    ---------     ---------      -------      ---------
Net cash provided by
 financing activities...     336,261       61,448      841,135       494,854       10,020        504,874
                           ---------     --------    ---------     ---------      -------      ---------
Net increase in cash....      38,954        6,140       45,143         4,619        1,570          6,189
Cash, beginning of
 period.................       6,189        1,570          --          1,570          --             --
                           ---------     --------    ---------     ---------      -------      ---------
Cash, ending of period..   $  45,143     $  7,170    $  45,143     $   6,189      $ 1,570      $   6,189
                           =========     ========    =========     =========      =======      =========

Supplemental disclosures
 of cash flow
 information:
  Cash paid for:
    Interest............   $   1,220     $    242    $   6,950     $   4,780      $   950      $   5,730
                           =========     ========    =========     =========      =======      =========

           See report of independent certified public accountants and accompanying notes to consolidated financial statements.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization and Business

  Mindtronics Corporation ("Mindtronics" or the "Company"), a development stage company, was incorporated in the state of Nevada on October 28, 1999. The Company is the successor to Mindtronics, Inc., a Utah Corporation that was formed on May 20, 1998. The Company is a research and development company with products under development which include computer hardware, software and product design for high tech applications, including telecommunication network synchronization, audio and video compression, database engineering, and advanced search engine technologies and methodologies.

  Basis of Presentation

  Mindtronics Corporation ("MC") merged with Mindtronics, Inc. ("MI") on October 29, 1999. The merger was accounted for as a purchase of MC by MI in a "reverse acquisition", since MC had no ongoing business or operations at the time of the merger and the executive officers and members of the board of directors of the post-merger entity were primarily comprised of individuals previously associated with MI. In a reverse acquisition, the accounting treatment differs from the legal form of the transaction, as the continuing legal parent company (MC) is not assumed to be the acquirer and the financial statements of the combined entity are those of the accounting acquirer (MI), including any comparative prior year financial statements presented by the combined entity after the business combination. Consequently, the consolidated financial statements include the accounts of MI, and beginning October 29, 1999, include the accounts of MC.

  In connection with the acquisition, 10,020,000 shares of Mindtronics Corporation stock were exchanged for all of the outstanding shares of Mindtronics, Inc. (a share for share transaction). Accordingly, the number of shares and the per share information in the accompanying consolidated financial statements do not require retroactive adjustment.

  The proforma effect of this merger for the year ended December 30, 2000 would not be materially different than the amounts reported in the accompanying statement of operations.

  Interim Financial Information

  The accompanying condensed consolidated balance sheet at December 31, 2000, and the condensed consolidated statements of operations and cash flows for the three months ended December 31, 2000 and 1999, are unaudited and have been prepared by the Company pursuant to the rules and regulations of the Security and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures included herein are adequate to make the information presented not misleading.

  The unaudited condensed consolidated financial statements reflect all adjustments, consisting of normal recurring adjustments, which are, in the opinion of management, necessary to fairly state the consolidated financial position as of December 31, 2000, and the consolidated results of operations and cash flows for the related interim periods ended December 31, 2000 and 1999. The results of operations for the three months ended December 31, 2000 are not necessarily indicative of the results that may be expected for the year ending September 30, 2001 or any other period.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Principles of Consolidation

  The accompanying consolidated financial statements include the financial statements of Mindtronics Corporation and its wholly owned subsidiaries, which include: Mindtronics, Inc., Consolidated Digital, Inc., Digihand Corporation, Impera Corporation, Intellectual Property Corporation, and Webyman Corporation. All significant intercompany accounts and transactions have been eliminated in consolidation.

  Property and Equipment

  Property and equipment are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets (or lease term, if shorter), which range from 3 to 7 years. Maintenance and repairs are expensed as incurred while renewals and betterments are capitalized.

  Long-Lived Assets

  The Company reviews the carrying amount of its long-lived assets and identifiable intangible assets for possible impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

  Income Taxes

  The Company uses the liability method of accounting for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes." Deferred income taxes are recognized based on the differences between financial statement and income tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities.

  Segment Reporting

  The Company follows Statement of Financial Accounting Standards No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

  Earnings (Loss) Per Share and Shares Outstanding

  Loss per share is calculated pursuant to Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS 128"). Basic loss per share includes no dilution and is computed by dividing loss available to common shareholders by the weighted average number of shares outstanding during the period. Diluted loss per share reflects the potential dilution of securities, common stock equivalents, that could share in the earnings of the Company. The Company had no common stock equivalents outstanding as of September 30, 2000 and 1999.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Fair Value of Financial Instruments

  Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments" requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value. This statement defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. As of September 30, 2000, the fair value of all financial instruments approximated carrying value.

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

  Concentration of Credit Risk

  Financial instruments, which potentially expose the Company to concentration of credit risk, consist primarily of cash. The Company places its cash with high quality financial institutions. At times, cash balances may be in excess of the amounts insured by the Federal Deposit Insurance Corporation.

  Development Stage Enterprise

  The Company is a development stage enterprise with no sales revenue and minimal operating history. The Company is exposed to all of the risks associated with being a development stage company, including the substantial risk of business failure.

  Uninsured Risks

  The Company does not maintain general commercial and employment-related liability insurance coverage. As a result, the Company is substantially exposed to the financial risks such insurance coverages are designed to mitigate.

  Research & Development

  Research and development costs are expensed as incurred.

  Software Development Costs

  The Company capitalizes internally generated software development costs in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed." To date, no such costs have been capitalized.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Comprehensive Income

  The Company has adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130"). SFAS 130 requires the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. SFAS 130 had no effect on the accompanying financial statements, because the Company had no other components of comprehensive income.

  New Accounting Pronouncements

  In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivatives and Hedging Activities" ("SFAS No. 133"), which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collective referred to as derivatives), and for hedging activities. SFAS No 133, as amended by SFAS No. 137, is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. The Company currently does not engage in, nor does it expect to engage in, derivative or hedging activities and, accordingly, the Company anticipates there will be no impact to its financial statements.

2. GOING CONCERN

  The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company has a working capital deficit, has minimal capitalization, has had no revenues, has incurred substantial losses and expects to incur additional losses. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

  The Company has taken certain actions in an effort to become profitable and improve cash flow from operations in the future. These actions include the completion of two of its key software products, the filing of patent protection of one of its products and the execution of two license agreements of the other product (see Note 9). In addition, the Company has entered into a plan of merger with Ubrandit.com, Inc., which has agreed to advance the Company up to $750,000 (see Note 9). Management continues to implement plans to bring the Company's products to market, and strengthen the Company's operating infrastructure. There can be no assurances that management will be successful in the implementation of its plans.

3. NOTE RECEIVABLE

  On June 23, 2000, the Company advanced cash to an unrelated party in the amount of $5,000 which is acknowledged by a promissory note. The note bears interest at 5%, includes a $500 origination fee and is secured by certain assets, as defined in the agreement. The unpaid principal and interest were due on September 23, 2000.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

4. PROPERTY AND EQUIPMENT

   Property and equipment consist of the following:

                                                                   September 30,
                                                                       2000
                                                                   -------------
   Furniture and fixtures.........................................   $  3,805
   Electronic hardware............................................     69,103
   Electronic software............................................      6,048
   Leasehold improvements.........................................      3,717
                                                                     --------
                                                                       82,673
   Less accumulated depreciation and amortization.................     (5,025)
                                                                     --------
                                                                     $ 77,648
                                                                     ========

5. SHAREHOLDERS' EQUITY

  Common Stock

  From November 1999 through September 2000, 92,560 shares of stock were issued to various investors at $5.00 per share for cash of $462,800, pursuant to a Regulation D, Rule 504 offering.

  From November 1999 through March 2000, 4,300 shares of stock were issued to consultants for services, which were valued at $5.00 per share.

6. INCOME TAXES

  Differences between the statutory and effective tax rates are primarily due to valuation allowances recorded to offset deferred tax benefits associated with net operating losses.

  Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Components of the Company's deferred tax assets and liabilities are comprised primarily of the federal and state future tax benefit of the Company's net operating loss carryforwards of approximately $169,000 at September 30, 2000. Such deferred tax asset is offset by a valuation allowance equal to the total deferred tax asset balance.

  As of September 30, 2000, the Company has a federal net operating loss carryforward of approximately $453,000, which expires through 2020. As of September 30, 2000, the Company has a state net operating loss carryforward of approximately $453,000, which expires through 2005.

  The utilization of the net operating loss carryforwards could be limited due to restrictions imposed under federal and state laws upon a change in ownership. The amount of the limitation, if any, has not been determined at this time. A valuation allowance is provided when it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result of the Company's continued losses and uncertainties surrounding the realization of the net operating loss carryforwards, management has determined that the realization of deferred tax assets is not more likely than not. Accordingly, a valuation allowance equal to the net deferred tax asset amount has been recorded as of September 30, 2000.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

7. RELATED PARTY TRANSACTIONS

  Notes Payable to Related Parties

  At September 30, 2000, the Company was indebted to two principal shareholders in the amounts of $14,772 and $17,282, respectively, acknowledged by unsecured promissory notes. The notes bear interest at 16% and are payable on demand.

  Transactions With Shareholder

  A significant shareholder of the Company, who resides in Germany, is also a research and development consultant to the Company. The shareholder, in a separate agreement in 1998, assigned all of his rights to certain technology to the Company, which currently represents substantially all of the Company's core technology. The shareholder received 2,500,000 shares of common stock of the Company in conjunction with such assignment. The shareholder on a consulting basis assists the Company in the further development of said core technology. The shareholder was paid $105,423 for the year ended September 30, 2000 for such consulting services.

  Proposed Merger with Ubrandit.com, Inc.

  A significant shareholder of the Company is also a shareholder and the Chairman of the Board of Directors and Chief Operating Officer of Ubrandit.com, Inc. (see Note 9)

  Service Contract

  On September 18, 2000, one of the Company's subsidiaries, Consolidated Digital, Inc. ("CDI") entered into an Internet Services Contract with Internet Promotions, Inc. ("IPI"), an entity in which two of the Company's employees have an interest. The Company owns three percent of the authorized voting common shares in IPI. The contract is for a term of approximately five years, expires on December 31, 2005 and may be extended for additional periods of one-year each upon agreement by both parties. Per the terms of the contract, IPI appointed CDI as its exclusive internet service provider and web provider with standard collocation services, whereby CDI will begin providing these services at an economically reasonable time. In addition, CDI will provide supply equipment and racks in the co-location facility. As agreed, IPI will pay CDI $12,000 per month for collocation services and $7.50 per customer per month for internet access services. During the year ended September 31, 2000, the Company received $0 in service fees from IPI.

8. COMMITMENTS AND CONTINGENCIES

  Leases

  On January 1, 2000, the Company entered into an agreement to lease a corporate facility. The lease has a term of twelve months and expires on December 31, 2000.

  On November 24, 2000, management signed an agreement to lease a new corporate facility. The new lease has a projected commencement date of March 1, 2001, subject to the completion of construction of certain tenant improvements, with a five year term.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

8. COMMITMENTS AND CONTINGENCIES (Continued)

  Future minimum lease payments are as follows:

                                                                       Operating
   Years Ending September 30,                                           Leases
   --------------------------                                          ---------
   2001............................................................... $ 86,000
   2002...............................................................  139,000
   2003...............................................................  142,000
   2004...............................................................  146,000
   2005...............................................................  150,000
   Thereafter.........................................................   63,000
                                                                       --------
   Total minimum lease payments....................................... $726,000
                                                                       ========

  Total rent expense for the periods ended September 30, 2000 and 1999 were $19,328 and $0, respectively.

  Sales and Distribution Agreement

  On April 13, 2000 the Company entered into a Sales Distribution and Commission Agreement with Tri-Star Ventures, LLC ("TSV"), an unrelated company. The agreement is for a term of one year and may be extended for additional one-year terms subject to mutual written consent by both parties. The Agreement grants a non-exclusive right to distribute certain of the Company's products, as defined. The contract requires Mindtronics to pay a percentage commission based upon sales price for new, accepted hardware and software orders. During the year ended September 30, 2000, no hardware and software orders were received and the Company incurred $0 in commissions.

  Service Agreement

  Effective May 8, 2000, the Company entered into a Service Agreement with Jato Operating Corporation, an unrelated company. The term of the agreement is for one year and shall continue on a month-to-month basis until terminated in writing by either party. Per the terms of the agreement, Jato will provide the Company with certain network, communications, applications and other services, as defined. In consideration for the services provided, the Company paid a one-time installation fee of $120. In addition, the contact requires Mindtronics to pay a recurring monthly fee of $444.

9.SUBSEQUENT EVENTS

  Proposed Merger

  On December 4, 2000, the Company entered into an agreement and plan of merger with Ubrandit.com, Inc. (the "Merger Agreement"). Such agreement was subsequently amended on January 12, 2001. Pursuant to the Merger Agreement, Ubrandit.com, Inc. will exchange 12,100,000 shares of its common stock for all of the outstanding shares of Mindtronics capital stock. Consummation of the merger is subject to numerous conditions precedent, including, but not limited to, approval by Ubrandit.com, Inc.'s shareholders, completion of due diligence and other customary conditions.

  In 1999 the Chairman of the Board and COO of Ubrandit.com, Inc. purchased 1,000,000 shares of the Company's common stock from various shareholders.

                    MINDTRONICS CORPORATION AND SUBSIDIARIES
                         (A Development Stage Company)
          (Including the Predecessor Operations of Mindtronics, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(Continued)

9. SUBSEQUENT EVENTS (Continued)

  Ubrandit.com, Inc. Loan

  In connection with the Merger Agreement, the parties executed and delivered a Loan and Security Agreement and a series of Promissory notes. U-Brandit.com, Inc. agreed to advance to the Company up to $750,000, secured by a pledge of shares of the Company's capital stock. The loan bears interest at 8% per annum and is due on demand. Through December 31, 2000, the Company received $309,507 (unaudited).

  License Agreements

  On December 18, 2000, Webyman Corporation ("WC"), one of the Company's subsidiaries, entered into a System Application License Agreement with Royal International Group, LLC ("RI"), an unrelated party. The term of the agreement is for 5 years. The license grants RI the exclusive right to use and apply the System Application and software known as the Webyman Search Engine System in South Korea, with certain sublicense and/or assignment rights, as defined. In consideration for the license, RI shall pay WC certain amounts, over a predetermined period of time, as defined, to assist WC in establishing operational feasibility of the search engine. To date, no funds have been received from RI. In addition, RI shall pay ongoing licensing fees based upon the greater of gross revenues anticipated or realized by RI related to or arising from the Systems Application in the territory, or a guaranteed amount.

  On December 18, 2000, Webyman Corporation, entered into a second System Application License Agreement with Royal International Group, LLC. The term of the agreement is for 5 years. The license grants RI the exclusive right to use and apply the Webyman Search Engine System in Japan, with certain sublicense and/or assignment rights, as defined. In consideration for the license, RI shall pay WC certain amounts, over a predetermined period of time, as defined, to assist WC in establishing operational feasibility of the search engine. To date, no funds have been received from RI. In addition, RI shall pay ongoing licensing fees based upon the greater of gross revenues anticipated or realized by RI related to or arising from the Systems Application in the territory, or a guaranteed amount.

  Issues of Common Stock (Unaudited)

  Subsequent to September 30, 2000 and through December 31, 2000, the Company sold an additional 6,000 shares of common stock for $5.00 per share.

  Subsequent to December 31, 2000, the Company issued 10,000 shares of common stock in connection with the acquisition of certain technology.